                                                                   EXHIBIT 10.20

                          SECURITY AND PLEDGE AGREEMENT

         THIS SECURITY AND PLEDGE AGREEMENT (the "Agreement") is made as of October 11, 1999 by and between Jeffrey R. Rodek (the "Borrower") and Hyperion Solutions Corporation (the "Lender") in connection with the loan from Lender to Borrower in the principal amount of One Million Dollars ($1,000,000.00) evidenced by the Secured Promissory Note, dated as of the date hereof, issued by Borrower to Lender (the "Note").

THE PARTIES AGREE AS FOLLOWS:

         1.       GRANT OF SECURITY INTEREST.

                  In consideration of the Lender's loan of $1,000,000.00 evidenced by the Note, the Borrower hereby grants and transfers to the Lender a security interest in all Borrower's right, title, and interest in and to the shares of Common Stock, including such distributions and adjustments to the Common Stock as are set forth in Section 4.3 below, of the Lender acquired by the Borrower under that certain Restricted Stock Award Agreement (the "Restricted Stock Agreement") dated as of October 11, 1999, between the Borrower and the Lender (the "Collateral").

         2.       NO PRIOR GRANTS OF SECURITY INTERESTS.

                  The Borrower represents and warrants to the Lender that the Borrower has not previously granted a security interest in the Collateral to any party and that no such security interest is now effective. The Borrower also represents and warrants that he owns all right, title and interest in the Collateral, subject only to the terms and conditions of the Restricted Stock Agreement and this Agreement.

         3.       OBLIGATIONS SECURED.

                  The obligations secured by this Agreement are the payment and performance of all obligations pursuant to the Note (collectively, the "Obligations").

         4.       PLEDGE AS SECURITY.

                  4.1. Pledge. As security for the Obligations, Borrower hereby pledges the Collateral to Lender.

                  4.2. Non-Stock Distributions. All cash distributions received during the term of this Agreement in respect of the Collateral shall be delivered to the Pledgeholder. Unless and until a "Failure of Payment" (as defined in Section 8 below) occurs and is continuing, the Pledgeholder shall deliver those cash distributions that are attributable to current profits to the

Borrower. However, any cash distribution of current profits delivered to the Pledgeholder after the occurrence of a Failure of Payment that is continuing shall be held by the Pledgeholder and applied to reduce the Obligations. Any cash distributions or portions thereof that do not represent the distribution of current profits shall be held by the Pledgeholder and retained as additional Collateral. All distributions other than in cash or stock so issued in respect of the Collateral during the term of this Agreement in respect of the Collateral shall be delivered by the Lender directly to and held by Pledgeholder as additional Collateral.

                  4.3. Stock Distributions and Adjustments of Collateral. If during the term of this Agreement, any stock or other non-cash distribution, dividend, reclassification, readjustment, or other change is declared or made in the capital structure of Lender, all securities, instruments and other property so issued with respect to the Collateral by reason of any such change shall be immediately delivered by the Lender to Pledgeholder as additional Collateral, together with executed assignments separate from certificate, to be held by Pledgeholder in the same manner as the Collateral originally pledged hereunder.

                  4.4. Default; Non-recourse Obligation. Subject to compliance with applicable law, if a "Failure of Payment" (as defined in Section 8 below) has occurred under the Note and is continuing, Lender is authorized to sell, assign and deliver at Lender's discretion, from time to time, all or any part of the Collateral at any private or public sale upon such notice to the Borrower as is required by law, at such price or prices and upon such terms as Lender may deem advisable and Lender shall have all the rights and remedies of a secured creditor under the provisions of the California Uniform Commercial Code. At any such public sale, Lender may bid for, and become the purchase of, the whole or any part of the Collateral offered for sale. In case of any private or public sale, after deducting the costs, reasonable attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the satisfaction of the Obligations; provided, however, that after the satisfaction in full of the Obligations, the balance of the proceeds of the sale then remaining shall be paid to Borrower. Borrower acknowledges that (i) the Collateral consists of securities, (ii) any sale of securities must be made in compliance with applicable federal and state securities laws and regulations, and (iii) such compliance may decrease the price at which the Collateral could otherwise be sold. Borrower shall not be liable for any deficiency if the proceeds of the sale of the Collateral are insufficient to discharge all of the Obligations.

                  4.5. Substitution of Collateral. Borrower may substitute at any time, and from time to time, any Collateral subject in each case to obtaining the prior written approval of Lender, such approval to be given or withheld in the exercise of Lender's sole discretion, and upon such substitution Borrower shall be entitled to the release and return of the Collateral for which new Collateral approved by Lender has been substituted.

                  4.6. Voting Rights. Unless and until a Failure of Payment (as defined in Section 8) occurs and is continuing, the Borrower shall have the sole and exclusive right to vote and give consents with respect to the Collateral and to consent to, ratify or waive notice of any and all meetings of stockholders, except that the Borrower will not have the right to vote and give consents on matters related to liquidation of the Lender or a sale of all or substantially all of its assets.

         5.       PLEDGE.

                  5.1. Appointment of Pledgeholder. Borrower and Lender hereby authorize Gary Greenfield, a member of the Board of Directors of the Lender (the "Board"), to act as pledgeholder ("Pledgeholder") for them in accordance with this Agreement. Borrower and Lender acknowledge that Pledgeholder, whomever shall act in such capacity from time to time, shall be independent of, and shall not be under the control of, Borrower, shall maintain possession of the Collateral and shall not permit either of Borrower or Lender to take possession of the Collateral except in accordance with the provisions of this Agreement.

                  5.2. Delivery of Collateral. Borrower has delivered to Pledgeholder the stock certificate evidencing the Collateral, a copy of which is attached hereto as Exhibit 4.2, and four (4) stock assignments separate from certificate (each a "Stock Assignment") for such stock certificate, duly executed in blank by Borrower.

                  5.3. Duties after a Failure of Payment. Upon receipt of a written notice from the Lender that a Failure of Payment has occurred and is continuing, Pledgeholder shall deliver to the Lender a Stock Assignment for such number of shares evidenced by the Collateral as the Lender instructs Pledgeholder are sufficient to foreclose upon to pay the Obligations then due and any enforcement costs (including reasonable attorneys' fees) related thereto.

                  5.4. Attorney-in-Fact; Additional Stock Assignments. Borrower hereby irrevocably constitutes and appoints Pledgeholder as Borrower's attorney-in-fact and agent for the term of this escrow to execute with respect to the Collateral all documents necessary or appropriate to negotiate such Collateral and complete any transaction herein contemplated. Borrower shall deliver to Pledgeholder from time to time such number of additional Stock Assignments or other documents duly executed by Borrower as may be requested by Lender or Pledgeholder.

                  5.5. Duties; Modification of Duties. Subject to the performance of its duties and obligations hereunder, Pledgeholder shall be liable hereunder only for gross negligence or willful misconduct. Pledgeholder's duties hereunder may be altered, amended, modified or revoked by a written instrument signed by Lender, Borrower and Pledgeholder.

                  5.6. Obligations. Pledgeholder shall be liable only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by Pledgeholder to be genuine and to have been signed or presented by the proper party or parties. Pledgeholder shall not be personally liable for any act Pledgeholder may do or omit to do hereunder as Pledgeholder or as attorney-in-fact for Borrower while acting in good faith and any act done or omitted by Pledgeholder pursuant to the advice of Pledgeholder's own attorneys shall be conclusive evidence of such good faith.

                  5.7. Authorization to Act. Pledgeholder is hereby required to act only in accordance with the terms of this Agreement, applicable law and court orders and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case Pledgeholder obeys or complies with any such order, judgment or decree of any court, he or she shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  5.8. Bankruptcy. Bankruptcy, insolvency or dissolution of any party hereto shall not affect Pledgeholder's performance hereunder.

                  5.9. Statute of Limitations. Pledgeholder shall not be liable for the lapse of any rights because of any statute of limitation applicable with respect to this Agreement or any documents deposited with Pledgeholder.

                  5.10. Legal Counsel. Pledgeholder shall be entitled to employ such legal counsel and other experts as Pledgeholder may deem necessary to advise Pledgeholder in connection with Pledgeholder's obligations under this Agreement and may pay such counsel reasonable compensation therefor, for which Pledgeholder shall be reimbursed by Lender.

                  5.11. Termination of Duties; Successor. Pledgeholder's responsibilities as Pledgeholder hereunder shall terminate (i) if Pledgeholder shall resign by thirty days' written notice to Borrower and Lender, (ii) if Pledgeholder dies or is disabled or (iii) immediately upon Pledgeholder ceasing to serve as a member of the Board. In the event of any such termination, the Board shall appoint one of its members to act as Pledgeholder, which successor Pledgeholder shall execute a consent to serve as Pledgeholder and be bound by the terms of this Agreement. Upon the appointment of a successor Pledgeholder, all documents, shares and other property then in Pledgeholder's possession pursuant to this Agreement shall be directly delivered to such successor.

                  5.12. Further Instruments. If Pledgeholder reasonably requires other or further instruments in connection this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                  5.13. Conflicting Notices; Disputes. If Pledgeholder receives a notice from Lender that Lender is exercising any of Lender's rights hereunder, Pledgeholder shall first complete all action required with respect to the notice before taking any action with respect to any subsequently received notice from Lender which in any way conflicts with the prior notice.

                  5.14. Return of Property. If at the time of termination of this Agreement, Pledgeholder has in Pledgeholder's possession any documents or other property belonging to

Borrower, Pledgeholder shall deliver all of the same to Borrower and shall be discharged of all further obligations hereunder.

         6.       FURTHER ASSURANCES.

                  The Borrower shall execute and deliver to the Lender concurrently with the execution of this Agreement, and at any time or times hereafter at the request of the Lender, all financing statements, continuations statements, security agreements, assignments, affidavits, reports, notices, and any other documents, including any notice deemed by the Lender to be required to be filed with the Securities and Exchange Commission in respect of any proposed sale of the Collateral under Rule 144 of the Securities Act of 1933, as amended, that the Lender may reasonably request in a form satisfactory to the Lender, to maintain the Lender's security interest in the Collateral and to consummate fully all of the transactions contemplated under this Agreement.

                  In the event that the Lender determines that it is necessary or advisable, in connection with any sale of the Collateral permitted by this Agreement, to register the Collateral for sale under the Securities Act of 1933, as amended, or applicable state securities laws, Borrower shall reasonably cooperate with Lender and shall provide such information concerning the Borrower as may be necessary in connection with such registration. Notwithstanding anything to the contrary in this Agreement, all expenses incurred in connection with any such sale and registration, including, without limitation, any underwriters or brokers discounts or commissions, filing fees, printing costs and fees and disbursements of attorneys and accountants will be added to the Obligations secured by this Agreement to which the proceeds of any disposition of the Collateral shall be applied pursuant to section 9 of this Agreement, to the extent that such expenses are commercially reasonable.

         7.       POWERS OF THE LENDER.

                  The Borrower appoints the Lender its true attorney-in-fact to perform any of the following powers following a Failure of Payment, which powers are coupled with an interest, are irrevocable until termination of this Agreement, and may be exercised from time to time by the Lender (following a Failure of Payment), (a) to perform obligations of the Borrower under this Agreement in the name of the Borrower or otherwise; (b) to give notice of the Lender's rights to the Collateral to enforce the same and to make extension agreements with respect thereto; (c) to prepare, execute, file, record or deliver schedules, designation statements, financing statements, continuation statements, termination statements, or like papers to perfect, preserve or release the Lender's interest in the Collateral; (d) to endorse, collect, deliver, deposit and receive payment under instruments for the payment of money and other property to which the Lender is entitled under this Agreement; and (e) to do all acts and things and execute all documents in the name of the Borrower or otherwise, deemed by the Lender necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights under this Agreement.

         8.       FAILURE OF PAYMENT.

                  If the Borrower fails to pay any principal, interest or other amounts due under the Note within ten (10) business days after the "Maturity Date" (as defined in the Note) (a "Failure of Payment"), then, and in any such event, the Lender, by notice to the Borrower may exercise any and all rights and remedies vested in the Lender pursuant to this Agreement and/or applicable law including, but not limited to, those of a secured creditor under the Uniform Commercial Code.

         9.       DISPOSITION OF PROCEEDS.

                  Except as otherwise provided herein, any proceeds of any disposition of the Collateral, or any part thereof, may be applied by the Lender to the payment of expenses in connection with the Collateral, including, but not limited to, reasonable fees of attorneys, and the balance of such proceeds may be applied by the Lender toward the payment of the Obligations, with any excess proceeds payable to the Borrower.

         10. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

         11. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

         12.      ENTIRE AGREEMENT; WAIVER.

                  12.1. Entire Agreement. This Agreement and the exhibit hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede any and all prior and contemporaneous agreements, understandings, discussions and correspondence between Borrower and Lender with respect thereto.

                  12.2. Waiver. The Lender's failure, at any time or times hereafter, to require strict performance by the Borrower of any provision of this Agreement shall not waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Lender of a default under this Agreement shall not suspend, waive or affect any other default under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings or agreements of the Borrower contained in this Agreement and no default under this Agreement shall be deemed to have been suspended or waived by the Lender unless such suspension or waiver is in writing specifying such suspension or waiver, signed by an officer of the Lender, and directed to the Borrower.

         13.      TERM OF AGREEMENT/PARTIAL RELEASE

                  13.1. Term. This Agreement and the security interest and lien arising hereunder shall become effective as of the date of this Agreement and shall continue in force until the payment in full of the Obligations to the Lender, whereupon the Lender and the Pledgeholder shall promptly execute and deliver such documents and instruments as Borrower may reasonably request to evidence the termination of this Agreement and of such security interests and liens and shall promptly deliver to the Borrower all certificates representing the Collateral and all other instruments or documents delivered by Borrower or received by Lender pursuant to this Agreement.

                  13.2. Partial Release. If Borrower desires to sell any of the Collateral, any such Collateral shall be released from this pledge provided that (i) prior to such release Borrower has repaid a portion of the Obligations equal to the portion that the Collateral being sold bears to the total shares of Common Stock initially pledged hereunder and (ii) the fair market value of the Collateral that remains subject to the pledge following such release shall equal no less than One Hundred Ninety percent (190%) of the monetary value of the Obligations remaining following such partial repayment.

         14. NOTICES. Any notice required or permitted to be given or delivered under this Agreement shall be validly given, made, or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Borrower or the Pledgeholder at the address set forth below his name on the signature line of this Agreement, or to such other address as Borrower may specify by notice delivered to the Lender.

         Any notice required or permitted to be given or delivered to Lender under the terms of this Agreement shall be in writing and addressed to Lender at the following address:

                  Hyperion Solutions Corporation
                  1344 Crossman Avenue
                  Sunnyvale, California 94089
                  Attention:  Larry J. Braverman, General Counsel

All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         15. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

THE BORROWER:                        /s/ Jeffrey R. Rodek
                                    ---------------------------------
                                    Jeffrey R. Rodek

                                    Address:
                                            -------------------------
                                            -------------------------
                                            -------------------------

CONSENT OF BORROWER'S SPOUSE. Borrower's spouse consents to be bound by the terms of this Agreement as to her interests, whether as community property or otherwise, in the Collateral.
                                    /s/ Christine F. Rodek
                                    ---------------------------------
                                    Borrower's spouse

THE LENDER:                         HYPERION SOLUTIONS CORPORATION



                                    By:     /s/ Stephen Imbler
                                            -------------------------
                                    Name:       Stephen Imbler
                                            -------------------------
                                    Title:      President
                                            -------------------------

CONSENT OF PLEDGEHOLDER. The undersigned consents to act as Pledgeholder under this Agreement pursuant to Section 5 and agrees to be bound only under Sections 5 and Section 13.
                                    /s/ Gary G. Greenfield
                                    ---------------------------------
                                    Pledgeholder

                                    Address:
                                            -------------------------
                                            -------------------------
                                            -------------------------

                    EXHIBIT 4.2 TO SECURITY AGREEMENT BETWEEN
               JEFFREY R. RODEK AND HYPERION SOLUTIONS CORPORATION

                            COPY OF STOCK CERTIFICATE